EXHIBIT 99.2

Robert P. Weygand, Jr.
P.O. Box 3073
Newport Beach, California 92659

Via E-Mail and
Hand Delivery

November 2, 2009

Mr. George Alvarez
Chief Executive Officer
China Tel Group, Inc.
8105 Irvine Center Drive
Suite 820
Irvine, California 92618

Re: Resignation from the Board of Directors of China Tel Group, Inc.

Dear Mr. Alvarez,

I hereby tender my resignation from the Board of Directors of China Tel Group, Inc.

Sincerely yours,

/s/ Robert P. Weygand, Jr.______
Robert P. Weygand, Jr.

cc.   Mr. Colin Tay
Mr. Mario Alvarez
Kenneth L. Waggoner, Esq.